Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Fourth Quarter 2012 (1) (2)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our December 31, 2012 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to HSBC refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States (“HSBC U.S. card”).

(3)

We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the HSBC U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank (“CCB”) acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). Because SOP 03-3 takes into consideration future credit losses expected to be incurred over the life of the loans, there are no charge-offs or an allowance associated with these loans unless the estimated cash flows expected to be collected decrease subsequent to acquisition. In addition, these loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans. The accounting and classification of these loans may significantly alter some of our reported credit quality metrics. We therefore supplement certain reported credit quality metrics with metrics adjusted to exclude the impact of these acquired loans.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated (1)(2)(3)

(Dollars in millions, except per share data and as noted) (unaudited)	2012 Q4	2012 Q3	2012 Q2	2012 Q1	2011 Q4
Earnings
Net interest income	$4,528	$4,646	$4,001	$3,414	$3,182
Non-interest income(4) (5)	1,096	1,136	1,054	1,521	868

Total net revenue(6)	5,624	5,782	5,055	4,935	4,050
Provision for credit losses	1,151	1,014	1,677	573	861
Marketing expenses	393	316	334	321	420
Operating expenses(7)	2,862	2,729	2,808	2,183	2,198

Income from continuing operations before income taxes	1,218	1,723	236	1,858	571
Income tax provision	370	535	43	353	160

Income from continuing operations, net of tax	848	1,188	193	1,505	411
Loss from discontinued operations, net of tax(4)	(5)	(10)	(100)	(102)	(4)

Net income	843	1,178	93	1,403	407
Dividends and undistributed earnings allocated to participating securities(8)	(3)	(5)	(1)	(7)	(26)
Preferred stock dividends	(15)	—	—	—	—

Net income available to common stockholders	$825	$1,173	$92	$1,396	$381

Common Share Statistics
Basic EPS:(8)
Income from continuing operations, net of tax	$1.43	$2.05	$0.33	$2.94	$0.89
Loss from discontinued operations, net of tax	(0.01)	(0.02)	(0.17)	(0.20)	(0.01)

Net income per common share	$1.42	$2.03	$0.16	$2.74	$0.88

Diluted EPS:(8)
Income from continuing operations, net of tax	$1.42	$2.03	$0.33	$2.92	$0.89
Loss from discontinued operations, net of tax	(0.01)	(0.02)	(0.17)	(0.20)	(0.01)

Net income per common share	$1.41	$2.01	$0.16	$2.72	$0.88

Weighted average common shares outstanding (in millions):
Basic EPS	579.2	578.3	577.7	508.7	456.2
Diluted EPS	585.6	584.1	582.8	513.1	458.5
Common shares outstanding (period end, in millions)	582.2	581.3	580.7	580.2	459.9
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end)(9) (26)	40.23	38.70	35.67	39.37	34.26
Balance Sheet (Period End)
Loans held for investment(10)	$205,889	$203,132	$202,749	$173,822	$135,892
Interest-earning assets	280,096	270,661	264,331	265,398	179,878
Total assets	312,918	301,989	296,572	294,481	206,019
Interest-bearing deposits	190,018	192,488	193,859	197,254	109,945
Total deposits	212,485	213,255	213,931	216,528	128,226
Borrowings	49,910	38,377	35,874	32,885	39,561
Stockholders’ equity	40,499	39,672	37,192	36,950	29,666
Balance Sheet (Quarterly Average Balances)
Average loans held for investment(10)	$202,944	$202,856	$192,632	$152,900	$131,581
Average interest-earning assets	277,886	266,803	265,019	220,246	176,271
Average total assets	308,096	297,154	295,306	246,384	200,106
Average interest-bearing deposits	192,122	193,700	195,597	151,625	109,914
Average total deposits	213,494	213,323	214,914	170,259	128,450
Average borrowings	44,189	36,451	35,418	35,994	34,811
Average stockholders’ equity	40,212	38,535	37,533	32,982	29,698
Performance Metrics
Net interest income growth (quarter over quarter)	(3)%	16%	17%	7%	(3)%
Non-interest income growth (quarter over quarter)	(4)	8	(31)	75	—
Total net revenue growth (quarter over quarter)	(3)	14	2	22	(3)
Total net revenue margin(11)	8.10	8.67	7.63	8.96	9.19
Net interest margin(12)	6.52	6.97	6.04	6.20	7.22
Return on average assets(13)	1.10	1.60	0.26	2.44	0.82
Return on average total stockholders’ equity(14)	8.44	12.33	2.06	18.25	5.54
Return on average tangible common equity(15) (26)	14.74	21.93	3.53	31.60	10.43
Non-interest expense as a % of average loans held for investment(16)	6.42	6.00	6.52	6.55	7.96
Efficiency ratio(17)	57.88	52.66	62.16	50.74	64.64
Effective income tax rate	30.4	31.1	18.2	19.0	28.0
Full-time equivalent employees (in thousands), period end	39.6	37.6	37.4	34.2	30.5
Credit Quality Metrics(10) (18)
Allowance for loan and lease losses	$5,156	$5,154	$4,998	$4,060	$4,250
Allowance as a % of loans held for investment	2.50%	2.54%	2.47%	2.34%	3.13%
Allowance as a % of loans held for investment (excluding acquired loans)	3.02	3.11	3.08	3.08	3.22
Net charge-offs	$1,150	$887	$738	$780	$884
Net charge-off rate(19)	2.26%	1.75%	1.53%	2.04%	2.69%
Net charge-off rate (excluding acquired loans)(19)	2.78	2.18	1.96	2.40	2.79
30+ day performing delinquency rate	2.70	2.54	2.06	2.23	3.35
30+ day performing delinquency rate (excluding acquired loans)	3.29	3.15	2.59	2.96	3.47
30+ day delinquency rate(20)	**	2.92	2.43	2.69	3.95
30+ day delinquency rate (excluding acquired loans)(20)	**	3.62	3.06	3.57	4.09
Capital Ratios (21)
Tier 1 common ratio(22)	11.0%	10.7%	9.9%	11.9%	9.7%
Tier 1 risk-based capital ratio(23)	11.4	12.7	11.6	13.9	12.0
Total risk-based capital ratio(24)	13.6	15.0	14.0	16.5	14.9
Tangible common equity (“TCE”) ratio(25) (26)	7.9	7.9	7.4	8.2	8.2

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Consolidated Statements of Income(1)(2)(3)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in millions, except per share data) (unaudited)	2012	2012	2011	2012	2011

Interest income:
Loans held for investment	$4,726	$4,901	$3,440	$17,537	$13,774
Investment securities	361	335	244	1,329	1,137
Other	28	18	17	98	76

Total interest income	5,115	5,254	3,701	18,964	14,987

Interest expense:
Deposits	348	371	264	1,403	1,187
Securitized debt obligations	58	64	80	271	422
Senior and subordinated notes	85	85	89	345	300
Other borrowings	96	88	86	356	337

Total interest expense	587	608	519	2,375	2,246

Net interest income	4,528	4,646	3,182	16,589	12,741
Provision for credit losses	1,151	1,014	861	4,415	2,360

Net interest income after provision for credit losses	3,377	3,632	2,321	12,174	10,381

Non-interest income:
Service charges and other customer-related fees	595	557	452	2,106	1,979
Interchange fees, net	459	452	346	1,647	1,318
Net other-than-temporary impairment losses recognized in earnings	(12)	(13)	(6)	(52)	(21)
Bargain purchase gain(5)	—	—	—	594	—
Other(4)	54	140	76	512	262

Total non-interest income	1,096	1,136	868	4,807	3,538

Non-interest expense:
Salaries and associate benefits	1,039	1,002	817	3,876	3,023
Occupancy and equipment	384	354	268	1,331	1,029
Marketing	393	316	420	1,364	1,337
Professional services	362	307	366	1,270	1,198
Communications and data processing	205	198	177	778	681
Amortization of intangibles(7)	190	197	51	604	216
Merger-related expense(7)	69	48	27	336	45
Other	613	623	492	2,387	1,803

Total non-interest expense	3,255	3,045	2,618	11,946	9,332

Income from continuing operations before income taxes	1,218	1,723	571	5,035	4,587
Income tax provision	370	535	160	1,301	1,334

Income from continuing operations, net of tax	848	1,188	411	3,734	3,253
Loss from discontinued operations, net of tax(4)	(5)	(10)	(4)	(217)	(106)

Net income	843	1,178	407	3,517	3,147
Dividends and undistributed earnings allocated to participating securities(8)	(3)	(5)	(26)	(15)	(26)
Preferred stock dividends	(15)	—	—	(15)	—

Net income available to common stockholders	$825	$1,173	$381	$3,487	$3,121

Basic earnings per common share:(8)
Income from continuing operations	$1.43	$2.05	$0.89	$6.60	$7.08
Loss from discontinued operations	(0.01)	(0.02)	(0.01)	(0.39)	(0.23)

Net income per basic common share	$1.42	$2.03	$0.88	$6.21	$6.85

Diluted earnings per common share:(8)
Income from continuing operations	$1.42	$2.03	$0.89	$6.54	$7.03
Loss from discontinued operations	(0.01)	(0.02)	(0.01)	(0.38)	(0.23)

Net income per diluted common share	$1.41	$2.01	$0.88	$6.16	$6.80

Weighted average common shares outstanding (in millions):(8)
Basic EPS	579.2	578.3	456.2	561.1	455.5
Diluted EPS	585.6	584.1	458.5	566.5	459.1

Dividends paid per common share	$0.05	$0.05	$0.05	$0.20	$0.20

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Balance Sheets

(Dollars in millions) (unaudited)	December 31, 2012	September 30, 2012	December 31, 2011

Assets:
Cash and due from banks	$3,440	$1,855	$2,097
Interest-bearing deposits with banks	7,617	3,860	3,399
Federal funds sold and securities purchased under agreements to resell	1	254	342

Cash and cash equivalents	11,058	5,969	5,838
Restricted cash for securitization investors	428	760	791
Securities available for sale, at fair value	63,979	61,464	38,759
Loans held for investment:
Unsecuritized loans held for investment	163,341	159,219	88,242
Restricted loans for securitization investors	42,548	43,913	47,650

Total loans held for investment	205,889	203,132	135,892
Less: Allowance for loan and lease losses	(5,156)	(5,154)	(4,250)

Net loans held for investment	200,733	197,978	131,642
Loans held for sale, at lower-of-cost-or-fair-value	201	187	201
Premises and equipment, net	3,587	3,519	2,748
Interest receivable	1,694	1,614	1,029
Goodwill	13,904	13,901	13,592
Other	17,334	16,597	11,419

Total assets	$312,918	$301,989	$206,019

Liabilities:
Interest payable	$450	$368	$466
Customer deposits:
Non-interest bearing deposits	22,467	20,767	18,281
Interest-bearing deposits	190,018	192,488	109,945

Total customer deposits	212,485	213,255	128,226
Securitized debt obligations	11,398	12,686	16,527
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,248	967	1,464
Senior and subordinated notes	12,686	11,756	11,034
Other borrowings	24,578	12,968	10,536

Total other debt	38,512	25,691	23,034
Other liabilities	9,574	10,317	8,100

Total liabilities	272,419	262,317	176,353

Stockholders’ equity:
Preferred stock	853	853	—
Common stock	6	6	5
Paid-in capital, net	25,335	25,265	19,274
Retained earnings and accumulated other comprehensive income	17,592	16,835	13,631
Treasury stock, at cost	(3,287)	(3,287)	(3,244)

Total stockholders’ equity	40,499	39,672	29,666

Total liabilities and stockholders’ equity	$312,918	$301,989	$206,019

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Notes to Consolidated Financial Statements & Statistical Summary (Tables 1-3)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

We did not record a provision for mortgage representation and warranty losses in Q4 or Q3 2012. We recorded a provision for mortgage representation and warranty losses of $180 million in Q2 2012, $169 million in Q1 2012 and $59 million in Q4 2011. The majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve decreased to $899 million as of December 31, 2012, from $919 million as of September 30, 2012, due to the settlement of claims in Q4 2012 totaling $20 million.

(5)

Includes a bargain purchase gain of $594 million recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct. Represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

(6)

Total net revenue was reduced by $318 million in Q4 2012, $185 million in Q3 2012, $311 million in Q2 2012, $123 million in Q1 2012 and $130 million in Q4 2011, for the estimated uncollectible amount of billed finance charges and fees. Premium amortization related to the ING Direct and HSBC U.S. card acquisitions reduced revenue by $124 million in Q4 2012, $133 million in Q3 2012, $104 million in Q2 2012, and $30 million in Q1 2012.

(7)

Includes merger-related expenses, including transaction costs, attributable to acquisitions of $69 million in Q4 2012, $48 million in Q3 2012, $133 million in Q2 2012, $86 million in Q1 2012 and $27 million in Q4 2011. Also includes intangible amortization expense related to purchased credit card relationships (“PCCR”) from the HSBC U.S. card acquisition of $122 million in Q4 2012, $127 million in Q3 2012 and $85 million in Q2 2012. Other asset and intangible amortization expense related to the ING Direct and HSBC U.S. Card acquisitions totaled $48 million in Q4 2012, $42 million in Q3 2012, $41 million in Q2 2012, and $16 million in Q1 2012.

(8)

Dividends and undistributed earnings allocated to participating securities and EPS are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(9)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(10)	See “Table 12: Notes to Loan and Business Segment Disclosures (Tables 6 — 11)” for information on acquired loans accounted for based on estimated cash flows expected to be collected.

(11)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(15)

Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(16)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(17)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.

(18)

Loans acquired as part of the CCB, ING Direct and HSBC U.S. card acquisitions classified as held for investment are included in the denominator used in calculating our reported credit quality metrics. We supplement certain reported credit quality metrics with metrics adjusted to exclude from the denominator acquired loans accounted for based on estimated expected cash flows to be collected (formerly SOP 03-3). See “Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans)” for additional information.

(19)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(20)	The 30+ day total delinquency rate as of the end of Q4 2012 will be provided in the Annual Report on Form 10-K for the year ended December 31, 2012.

(21)	Regulatory capital ratios as of the end of Q4 2012 are preliminary and therefore subject to change.

(22)

Tier 1 common ratio is a regulatory capital measure calculated based on Tier 1 common capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(23)

Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(24)

Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(25)

TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(26)

The previously reported TCE as of the end of Q3 2012 has been revised to exclude noncumulative perpetual preferred stock. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2012 Q4			2012 Q3			2011 Q4
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Cash equivalents and other	$10,768	$28	1.04%	$6,019	$18	1.20%	$5,685	$17	1.20%
Securities available for sale	64,174	361	2.25	57,928	335	2.31	39,005	244	2.50
Loans held for investment	202,944	4,726	9.31	202,856	4,901	9.66	131,581	3,440	10.46

Total interest-earning assets	$277,886	$5,115	7.36%	$266,803	$5,254	7.88%	$176,271	$3,701	8.40%

Interest-bearing liabilities:
Interest-bearing deposits	$192,122	$348	0.72%	$193,700	$371	0.77%	$109,914	$264	0.96%
Securitized debt obligations	12,119	58	1.91	13,331	64	1.92	16,780	80	1.91
Senior and subordinated notes	11,528	85	2.95	11,035	85	3.08	10,237	89	3.48
Other borrowings	20,542	96	1.87	12,085	88	2.91	7,794	86	4.41

Total interest-bearing liabilities	$236,311	$587	0.99%	$230,151	$608	1.06%	$144,725	$519	1.43%

Net interest income/spread		$4,528	6.37%		$4,646	6.82%		$3,182	6.97%

Impact of non-interest bearing funding			0.15			0.15			0.25

Net interest margin			6.52%			6.97%			7.22%

	Year Ended December 31,
	2012			2011
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Cash equivalents and other	$9,740	$98	1.01%	$7,328	$76	1.04%
Investment securities	57,424	1,329	2.31	39,513	1,137	2.88
Loans held for investment	187,915	17,537	9.33	128,424	13,774	10.73

Total interest-earning assets	$255,079	$18,964	7.43%	$175,265	$14,987	8.55%

Interest-bearing liabilities:
Interest-bearing deposits	$183,314	$1,403	0.77%	$109,644	$1,187	1.08%
Securitized debt obligations	14,138	271	1.92	20,715	422	2.04
Senior and subordinated notes	11,012	345	3.13	9,244	300	3.25
Other borrowings	12,875	356	2.77	8,063	337	4.18

Total interest-bearing liabilities	$221,339	$2,375	1.07%	$147,666	$2,246	1.52%

Net interest income/spread		$16,589	6.36%		$12,741	7.03%

Impact of non-interest bearing funding			0.14			0.24

Net interest margin			6.50%			7.27%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics(1)(2)(3)

	2012	2012	2012	2012	2011
(Dollars in millions)(unaudited)	Q4	Q3	Q2	Q1	Q4
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$83,141	$80,621	$80,798	$53,173	$56,609
International credit card	8,614	8,412	8,116	8,303	8,466

Total credit card	91,755	89,033	88,914	61,476	65,075

Consumer banking:
Automobile	27,123	26,434	25,251	23,568	21,779
Home loan	44,100	46,275	48,224	49,550	10,433
Retail banking	3,904	4,029	4,140	4,182	4,103

Total consumer banking	75,127	76,738	77,615	77,300	36,315

Commercial banking:(4)
Commercial and multifamily real estate	17,732	16,963	16,254	15,702	15,736
Commercial and industrial	19,892	18,965	18,467	17,761	17,088

Total commercial lending	37,624	35,928	34,721	33,463	32,824
Small-ticket commercial real estate	1,196	1,281	1,335	1,443	1,503

Total commercial banking	38,820	37,209	36,056	34,906	34,327

Other loans	187	152	164	140	175

Total	$205,889	$203,132	$202,749	$173,822	$135,892

Average Loans Held For Investment
Credit card:
Domestic credit card	$80,718	$80,502	$71,468	$54,131	$54,403
International credit card	8,372	8,154	8,194	8,301	8,361

Total credit card	89,090	88,656	79,662	62,432	62,764

Consumer banking:
Automobile	26,881	25,923	24,487	22,582	21,101
Home loan	45,250	47,262	48,966	29,502	10,683
Retail banking	3,967	4,086	4,153	4,179	4,007

Total consumer banking	76,098	77,271	77,606	56,263	35,791

Commercial banking:(4)
Commercial and multifamily real estate	17,005	16,654	15,838	15,514	14,920
Commercial and industrial	19,344	18,817	18,001	17,038	16,376

Total commercial lending	36,349	35,471	33,839	32,552	31,296
Small-ticket commercial real estate	1,249	1,296	1,388	1,480	1,547

Total commercial banking	37,598	36,767	35,227	34,032	32,843

Other loans	158	162	137	173	183

Total	$202,944	$202,856	$192,632	$152,900	$131,581

Net Charge-off Rates(5)
Credit card:
Domestic credit card	4.35%	3.04%	2.86%	3.92%	4.07%
International credit card(8)	3.99	4.95	5.49	5.52	5.77

Total credit card	4.32	3.22	3.13	4.14	4.30

Consumer Banking:
Automobile	2.24	1.79	1.11	1.41	2.07
Home loan	(0.06)	0.28	0.09	0.20	0.90
Retail banking	2.45	1.20	1.27	1.39	1.44

Total consumer banking	0.88	0.83	0.48	0.77	1.65

Commercial banking:(4)
Commercial and multifamily real estate	(0.08)	(0.05)	0.18	0.09	0.75
Commercial and industrial	0.13	—	0.10	(0.08)	0.21

Total commercial lending	0.03	(0.03)	0.14	—	0.47

Small-ticket commercial real estate	2.02	0.79	1.46	4.24	3.73

Total commercial banking	0.10	—	0.19	0.19	0.62

Other loans	24.23	30.11	18.04	23.30	24.08

Total	2.26%	1.75%	1.53%	2.04%	2.69%

30+ Day Performing Delinquency Rates(5)
Credit card:(7)
Domestic credit card	3.61%	3.52%	2.79%	3.25%	3.66%
International credit card	3.58	4.92	4.84	5.14	5.18

Total credit card	3.61%	3.65%	2.97%	3.51%	3.86%

Consumer Banking:
Automobile	7.00%	6.12%	5.20%	4.87%	6.88%
Home loan	0.13	0.15	0.15	0.15	0.89
Retail banking	0.76	0.73	0.69	0.80	0.83

Total consumer banking	2.65%	2.23%	1.82%	1.63%	4.47%

Nonperforming Asset Rates(5)(6)
Credit card:(7)
International credit card	1.16%	—%	—%	—%	—%

Total credit card	0.11%	—%	—%	—%	—%

Consumer banking:
Automobile	0.63%	0.52%	0.41%	0.32%	0.58%
Home loan	1.00	0.98	0.94	0.94	4.58
Retail banking	1.85	2.25	2.21	2.25	2.50

Total consumer banking	0.91%	0.89%	0.83%	0.82%	1.94%

Commercial banking:(4)
Commercial and multifamily real estate	0.82%	1.04%	1.28%	1.55%	1.40%
Commercial and industrial	0.72	0.68	0.81	0.69	0.80

Total commercial lending	0.77%	0.85%	1.03%	1.09%	1.09%
Small-ticket commercial real estate	0.97	1.49	1.25	4.35	2.86

Total commercial banking	0.77%	0.87%	1.04%	1.23%	1.17%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics (Excluding Acquired Loans) (1)(2)(3)(5)

	2012	2012	2012	2012	2011
(Dollars in millions)(unaudited)	Q4	Q3	Q2	Q1	Q4
Period-end Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$82,853	$80,250	$80,269	$53,173	$56,609
International credit card	8,614	8,412	8,116	8,303	8,466

Total credit card	91,467	88,662	88,385	61,476	65,075

Consumer banking:
Automobile	27,106	26,411	25,221	23,530	21,732
Home loan	7,697	7,719	7,582	6,967	6,321
Retail banking	3,870	3,990	4,099	4,142	4,058

Total consumer banking	38,673	38,120	36,902	34,639	32,111

Commercial banking: (4)
Commercial and multifamily real estate	17,605	16,800	16,064	15,490	15,573
Commercial and industrial	19,660	18,729	18,226	17,503	16,770

Total commercial lending	37,265	35,529	34,290	32,993	32,343
Small-ticket commercial real estate	1,196	1,281	1,335	1,443	1,503

Total commercial banking	38,461	36,810	35,625	34,436	33,846

Other loans	154	152	164	140	175

Total	$168,755	$163,744	$161,076	$130,691	$131,207

Average Loans Held For Investment (Excluding Acquired Loans)
Credit card:
Domestic credit card	$80,407	$80,079	$71,080	$54,131	$54,403
International credit card	8,372	8,154	8,194	8,301	8,361

Total credit card	88,779	88,233	79,274	62,432	62,764

Consumer banking:
Automobile	26,861	25,897	24,454	22,540	21,049
Home loan	8,092	7,996	7,686	6,994	6,483
Retail banking	3,931	4,046	4,110	4,136	3,962

Total consumer banking	38,884	37,939	36,250	33,670	31,494

Commercial banking: (4)
Commercial and multifamily real estate	16,871	16,489	15,646	15,328	14,757
Commercial and industrial	19,115	18,579	17,755	16,750	16,055

Total commercial lending	35,986	35,068	33,401	32,078	30,812
Small-ticket commercial real estate	1,249	1,296	1,388	1,480	1,547

Total commercial banking	37,235	36,364	34,789	33,558	32,359

Other loans	147	162	137	173	183

Total	$165,045	$162,698	$150,450	$129,833	$126,800

Net Charge-off Rates (Excluding Acquired Loans)
Credit card:
Domestic credit card	4.37%	3.06%	2.87%	3.92%	4.07%
International credit card (8)	3.99	4.95	5.49	5.52	5.77

Total credit card	4.33	3.23	3.14	4.14	4.30

Consumer Banking:
Automobile	2.24	1.79	1.11	1.41	2.07
Home loan	(0.33)	1.65	0.60	0.82	1.48
Retail banking	2.48	1.22	1.29	1.40	1.46

Total consumer banking	1.73	1.70	1.02	1.29	1.87

Commercial banking: (4)
Commercial and multifamily real estate	(0.08)	(0.05)	0.18	0.09	0.76
Commercial and industrial	0.13	—	0.10	(0.08)	0.22

Total commercial lending	0.03	(0.03)	0.14	0.01	0.48

Small-ticket commercial real estate	2.02	0.79	1.46	4.24	3.73
Total commercial banking	0.10	—	0.19	0.19	0.63

Other loans	26.05	30.11	18.04	23.30	24.08

Total	2.78%	2.18%	1.96%	2.40%	2.79%

30+ Day Performing Delinquency Rates (Excluding Acquired Loans)
Credit card: (7)
Domestic credit card	3.62%	3.53%	2.81%	3.25%	3.66%
International credit card	3.58	4.92	4.84	5.14	5.18

Total credit card	3.62%	3.67%	2.99%	3.51%	3.86%

Consumer Banking:
Automobile	7.01%	6.12%	5.20%	4.88%	6.90%
Home loan	0.77	0.89	0.93	1.10	1.47
Retail banking	0.77	0.74	0.70	0.81	0.84

Total consumer banking	5.14%	4.50%	3.82%	3.63%	5.06%

Nonperforming Asset Rates (Excluding Acquired Loans) (5)(6)
Credit card: (7)
International credit card	1.16%	—%	—%	—%	—%

Total credit card	0.11%	—%	—%	—%	—%

Consumer banking:
Automobile	0.63%	0.52%	0.41%	0.32%	0.58%
Home loan	5.69	5.85	5.96	6.66	7.55
Retail banking	1.86	2.27	2.24	2.28	2.52

Total consumer banking	1.76%	1.78%	1.75%	1.83%	2.20%

Commercial banking: (4)
Commercial and multifamily real estate	0.83%	1.05%	1.29%	1.57%	1.42%
Commercial and industrial	0.72	0.69	0.82	0.70	0.81

Total commercial lending	0.77	0.86	1.04	1.11	1.10
Small-ticket commercial real estate	0.97	1.49	1.25	4.35	2.86

Total commercial banking	0.78%	0.88%	1.05%	1.25%	1.18%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business (2)

	2012	2012	2012	2012	2011
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Credit Card
Earnings:
Net interest income	$2,849	$2,991	$2,350	$1,992	$1,949
Non-interest income	883	826	771	598	638

Total net revenue	3,732	3,817	3,121	2,590	2,587
Provision for credit losses	1,000	892	1,711	458	600
Non-interest expense	1,933	1,790	1,863	1,268	1,431

Income (loss) from continuing operations before taxes	799	1,135	(453)	864	556
Income tax provision (benefit)	279	394	(156)	298	203

Income (loss) from continuing operations, net of tax	$520	$741	$(297)	$566	$353

Selected performance metrics:
Period-end loans held for investment	$91,755	$89,033	$88,914	$61,476	$65,075
Average loans held for investment	89,090	88,656	79,662	62,432	62,764
Average yield on loans held for investment	14.33%	15.03%	13.42%	14.41%	14.12%
Total net revenue margin	16.76	17.22	15.67	16.59	16.49
Net charge-off rate (5)(8)	4.32	3.22	3.13	4.14	4.30
30+ day delinquency rate (5)	3.61	3.65	2.97	3.51	3.86
Nonperforming loan rate (5)(7)	0.11	—	—	—	—
Purchase volume (9)	$52,853	$48,020	$45,228	$34,498	$38,179
Domestic Card
Earnings:
Net interest income	$2,583	$2,715	$2,118	$1,713	$1,706
Non-interest income	798	722	708	497	613

Total net revenue	3,381	3,437	2,826	2,210	2,319
Provision for credit losses	$911	811	1,600	361	519
Non-interest expense	1,727	1,584	1,634	1,052	1,183

Income (loss) from continuing operations before taxes	743	1,042	(408)	797	617
Income tax provision (benefit)	263	369	(144)	282	222

Income (loss) from continuing operations, net of tax	$480	$673	$(264)	$515	$395

Selected performance metrics:
Period-end loans held for investment	$83,141	$80,621	$80,798	$53,173	$56,609
Average loans held for investment	80,718	80,502	71,468	54,131	54,403
Average yield on loans held for investment	14.20%	14.88%	13.33%	14.11%	14.05%
Total net revenue margin	16.75	17.08	15.82	16.33	17.05
Net charge-off rate (5)	4.35	3.04	2.86	3.92	4.07
30+ day delinquency rate (5)	3.61	3.52	2.79	3.25	3.66
Purchase volume (9)	$48,918	$44,552	$41,807	$31,417	$34,586
International Card
Earnings:
Net interest income	$266	$276	$232	$279	$243
Non-interest income	85	104	63	101	25

Total net revenue	351	380	295	380	268
Provision for credit losses	89	81	111	97	81
Non-interest expense	206	206	229	216	248

Income (loss) from continuing operations before taxes	56	93	(45)	67	(61)
Income tax provision (benefit)	16	25	(12)	16	(19)

Income (loss) from continuing operations, net of tax	$40	$68	$(33)	$51	$(42)

Selected performance metrics:
Period-end loans held for investment	$8,614	$8,412	$8,116	$8,303	$8,466
Average loans held for investment	8,372	8,154	8,194	8,301	8,361
Average yield on loans held for investment	15.59%	16.47%	14.18%	16.38%	14.57%
Total net revenue margin	16.77	18.64	14.40	18.31	12.82
Net charge-off rate (8)	3.99	4.95	5.49	5.52	5.77
30+ day delinquency rate	3.58	4.92	4.84	5.14	5.18
Nonperforming loan rate (7)	1.16	—	—	—	—
Purchase volume (9)	$3,935	$3,468	$3,421	$3,081	$3,593

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business(3)

	2012	2012	2012	2012	2011
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Consumer Banking
Earnings:
Net interest income	$1,503	$1,501	$1,496	$1,288	$1,105
Non-interest income	161	260	185	176	152

Total net revenue	1,664	1,761	1,681	1,464	1,257
Provision for credit losses	169	202	44	174	180
Non-interest expense	992	977	959	943	893

Income from continuing operations before taxes	503	582	678	347	184
Income tax provision	178	206	240	123	67

Income from continuing operations, net of tax	$325	$376	$438	$224	$117

Selected performance metrics:
Period-end loans held for investment	$75,127	$76,738	$77,615	$77,300	$36,315
Average loans held for investment	76,098	77,271	77,606	56,263	35,791
Average yield on loans held for investment	5.94%	6.05%	6.17%	7.20%	9.46%
Auto loan originations	$3,479	$3,905	$4,306	$4,270	$3,586
Period-end deposits	172,396	173,100	173,966	176,007	88,540
Average deposits	172,654	173,334	174,416	129,915	88,390
Deposit interest expense rate	0.68%	0.71%	0.70%	0.73%	0.84%
Core deposit intangible amortization	$39	$41	$42	$37	$31
Net charge-off rate(5)	0.88%	0.83%	0.48%	0.77%	1.65%
30+ day performing delinquency rate(5)	2.65	2.23	1.82	1.63	4.47
30+ day delinquency rate(5)(10)	**	2.91	2.47	2.25	5.99
Nonperforming loan rate(5)	0.85	0.84	0.79	0.77	1.79
Nonperforming asset rate(5)(6)	0.91	0.89	0.83	0.82	1.94
Period-end loans serviced for others	$15,333	$15,659	$16,108	$17,586	$17,998

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(3)(4)

	2012	2012	2012	2012	2011
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Commercial Banking
Earnings:
Net interest income	$450	$432	$427	$431	$425
Non-interest income	86	87	82	85	87

Total net revenue(11)	536	519	509	516	512
Provision for credit losses	(20)	(87)	(94)	(69)	76
Non-interest expense	294	253	251	261	254

Income from continuing operations before taxes	262	353	352	324	182
Income tax provision	93	125	124	114	65

Income from continuing operations, net of tax	$169	$228	$228	$210	$117

Selected performance metrics:
Period-end loans held for investment	$38,820	$37,209	$36,056	$34,906	$34,327
Average loans held for investment	37,598	36,767	35,227	34,032	32,843
Average yield on loans held for investment	4.15%	4.14%	4.27%	4.47%	4.70%
Period-end deposits	$29,866	$28,670	$27,784	$28,046	$26,683
Average deposits	29,476	28,063	27,943	27,569	26,185
Deposit interest expense rate	0.28%	0.31%	0.33%	0.37%	0.42%
Core deposit intangible amortization	$8	$8	$9	$9	$9
Net charge-off rate(5)	0.10%	—%	0.19%	0.19%	0.62%
Nonperforming loan rate(5)	0.73	0.82	0.99	1.15	1.08
Nonperforming asset rate (5)(6)	0.77	0.87	1.04	1.23	1.17

Risk category:(12)
Noncriticized	$36,839	$35,112	$33,745	$32,339	$31,617
Criticized performing	1,340	1,394	1,524	1,695	1,857
Criticized nonperforming	282	305	356	402	372

Total risk-rated loans	38,461	36,811	35,625	34,436	33,846
Acquired commercial loans	359	398	431	470	481

Total commercial loans	$38,820	$37,209	$36,056	$34,906	$34,327

% of period-end held for investment commercial loans:
Noncriticized	94.9%	94.4%	93.6%	92.6%	92.1%
Criticized performing	3.5	3.7	4.2	4.9	5.4
Criticized nonperforming	0.7	0.8	1.0	1.2	1.1

Total risk-rated loans	99.1	98.9	98.8	98.7	98.6
Acquired commercial loans	0.9	1.1	1.2	1.3	1.4

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(2)(3)

	2012	2012	2012	2012	2011
(Dollars in millions) (unaudited)	Q4	Q3	Q2	Q1	Q4
Other (4)
Earnings:
Net interest expense	$(274)	$(278)	$(272)	$(297)	$(297)
Non-interest income	(34)	(37)	16	662	(9)

Total net revenue	(308)	(315)	(256)	365	(306)
Provision for credit losses	2	7	16	10	5
Non-interest expense	36	25	69	32	40

Income (loss) from continuing operations before taxes	(346)	(347)	(341)	323	(351)
Income tax benefit	(180)	(190)	(165)	(182)	(175)

Income (loss) from continuing operations, net of tax	$(166)	$(157)	$(176)	$505	$(176)

Selected performance metrics:
Period-end loans held for investment	$187	$152	$164	$140	$175
Average loans held for investment	158	162	137	173	183
Period-end deposits	10,223	11,485	12,181	12,475	13,003
Average deposits	11,364	11,926	12,555	12,775	13,875
Total
Earnings:
Net interest income	$4,528	$4,646	$4,001	$3,414	$3,182
Non-interest income	1,096	1,136	1,054	1,521	868

Total net revenue	5,624	5,782	5,055	4,935	4,050
Provision for credit losses	1,151	1,014	1,677	573	861
Non-interest expense	3,255	3,045	3,142	2,504	2,618

Income from continuing operations before taxes	1,218	1,723	236	1,858	571
Income tax provision	370	535	43	353	160

Income from continuing operations, net of tax	$848	$1,188	$193	$1,505	$411

Selected performance metrics:
Period-end loans held for investment	$205,889	$203,132	$202,749	$173,822	$135,892
Average loans held for investment	202,944	202,856	192,632	152,900	131,581
Period-end deposits	212,485	213,255	213,931	216,528	128,226
Average deposits	213,494	213,323	214,914	170,259	128,450

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 6 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the HSBC transaction, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

In Q1 2012, we re-aligned the products within our Commercial Banking segment to reflect the business operations by product rather than by customer type. As a result of this re-alignment, we now report three product categories: commercial and multifamily real estate, commercial and industrial loans and small-ticket commercial real estate. Middle market and specialty lending related products are included in commercial and industrial loans. All tax-related affordable housing investments, some of which were previously included in the “Other” segment, are now included in the commercial and multifamily real estate category of our Commercial Banking segment. Prior period amounts have been recast to conform to the current period presentation.

(5)

Loans acquired as part of the CCB, ING Direct and HSBC U.S. card acquisitions are included in the denominator used in calculating the credit quality metrics presented in Tables 6, 8, 9, and 10. These metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3), are presented in Table 7. The table below presents amounts related to these acquired loans.

(Dollars in millions) (unaudited)	2012 Q4	2012 Q3	2012 Q2	2012 Q1	2011 Q4
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$38,477	$40,749	$43,333	$44,798	$5,751
Period-end loans held for investment	37,134	39,388	41,673	43,131	4,685
Average loans held for investment	37,899	40,158	42,182	23,067	4,781

(6)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category.

(7)

As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on the substantial majority of our credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Effective November 2012, we began classifying UK loans as nonperforming when the account becomes 120 days past due.

(8)

The charge-off rate for UK card was impacted by two events in the quarter: i. In November 2012 we began charging off delinquent UK loans for which revolving privileges have been revoked as part of a loan workout when the account becomes 120 past due. We previously charged off such loans in the period the account became 180 days past due. Our revised charge-off policy for these loans is consistent with our charge-off practice for installment loans. As a result of this change, we recorded a cumulative charge-off adjustment which resulted in elevated International Card charge-offs for the month. ii. December 2012 included the impact of excess recoveries due to a high-volume of debt sales.

(9)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(10)	The 30+ day total delinquency rate as of the end of Q4 2012 will be provided in our Annual Report on Form 10-K for the year ended December 31, 2012.

(11)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(12)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2012	2012	2012	2012	2011
(Dollars in millions)(unaudited)	Q4	Q3	Q2	Q1	Q4
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$40,212	$38,535	$37,533	$32,982	$29,698
Less: Average intangible assets(1)	(16,340)	(16,408)	(15,689)	(13,931)	(13,935)
Noncumulative perpetual preferred stock(2)	(853)	(456)	—	—	—

Average tangible common equity(3)	$23,019	$21,671	$21,844	$19,051	$15,763

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$40,499	$39,672	$37,192	$36,950	$29,666
Less: Intangible assets(1)	(16,224)	(16,323)	(16,477)	(14,110)	(13,908)
Noncumulative perpetual preferred stock(2)	(853)	(853)	—	—	—

Tangible common equity(3)	$23,422	$22,496	$20,715	$22,840	$15,758

Total Assets to Tangible Assets
Total assets	$312,918	$301,989	$296,572	$294,481	$206,019
Less: Assets from discontinued operations	(309)	(309)	(310)	(304)	(305)

Total assets from continuing operations	312,609	301,680	296,262	294,177	205,714
Less: Intangible assets(1)	(16,224)	(16,323)	(16,477)	(14,110)	(13,908)

Tangible assets	$296,385	$285,357	$279,785	$280,067	$191,806

Non-GAAP TCE Ratio
Tangible common equity(3)	$23,422	$22,496	$20,715	$22,840	$15,758
Tangible assets	296,385	285,357	279,785	280,067	191,806
TCE ratio(3)	7.9%	7.9%	7.4%	8.2%	8.2%
Regulatory Capital Ratios(4)
Total stockholders’ equity	$40,499	$39,672	$37,192	$36,950	$29,666
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI(5)	(712)	(752)	(422)	(327)	(289)
Net (gains) losses on cash flow hedges recorded in AOCI(5)	2	(6)	34	70	71
Disallowed goodwill and other intangible assets	(14,428)	(14,497)	(14,563)	(14,057)	(13,855)
Disallowed deferred tax assets	—	(221)	(758)	(902)	(534)
Noncumulative perpetual preferred stock(2)	(853)	(853)	—	—	—
Other	(12)	(12)	(12)	(3)	(2)

Tier 1 common capital	24,496	23,331	21,471	21,731	15,057
Plus: Noncumulative perpetual preferred stock(2)	853	853	—	—	—
Tier 1 restricted core capital items(6)	2	3,636	3,636	3,636	3,635

Tier 1 capital	25,351	27,820	25,107	25,367	18,692

Plus: Long-term debt qualifying as Tier 2 capital	2,119	2,119	2,318	2,438	2,438
Qualifying allowance for loan and lease losses	2,819	2,767	2,740	2,314	1,979
Other Tier 2 components	13	17	15	17	23

Tier 2 capital	4,951	4,903	5,073	4,769	4,440

Total risk-based capital(7)	$30,302	$32,723	$30,180	$30,136	$23,132

Risk-weighted assets(8)	$222,546	$218,390	$216,341	$182,704	$155,657

Tier 1 common ratio(9)	11.0%	10.7%	9.9%	11.9%	9.7%
Tier 1 risk-based capital ratio(10)	11.4	12.7	11.6	13.9	12.0
Total risk-based capital ratio(11)	13.6	15.0	14.0	16.5	14.9

(1)	Includes impact from related deferred taxes.
(2)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is not includable in Tier 1 common capital.
(3)

TCE ratio calculated based on tangible common equity divided by tangible assets. The previously reported TCE as of the end of Q3 2012 has been revised to exclude noncumulative perpetual preferred stock.

(4)	Regulatory capital ratios as of the end of Q4 2012 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.